UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017
The Charles Schwab Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700
Delaware (State or other jurisdiction of incorporation)	94-3025021 (I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105
(Address of principal executive offices, including zip code)
(415) 667-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.    ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 15, 2017, The Charles Schwab Corporation (the “Company”) filed a Certificate of Elimination with the Secretary of State of the State of Delaware with respect to the Company’s 6.00% Non-Cumulative Perpetual Preferred Stock, Series B (“Series B Preferred Stock”) which, effective upon filing, eliminated from the Company’s Fifth Restated Certificate of Incorporation all matters set forth in the Certificate of Designations for the Series B Preferred Stock.

A copy of the Certificate of Elimination with respect to the Company’s Series B Preferred Stock is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination of the 6.00% Non-Cumulative Perpetual Preferred Stock, Series B of The Charles Schwab Corporation.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: December 18, 2017	By:	/s/ Peter Crawford
Peter Crawford Executive Vice President and Chief Financial Officer